Sub-Item 77Q1:  Exhibits

a. n/a

b. n/a

c. n/a

d. Copies of all constituent instruments defining the rights of the holders of any new class of securities;

i. Second Amended and Restated Agreement and Declaration of Trust,
amended and restated as of June 17, 2009 (the “Amended Declaration”), of Registrant, Nationwide Mutual Funds, a Delaware statutory trust
(the “Trust”), previously filed as Exhibit  EX-28.a with the Trust’s
Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission (the “SEC”) on November 17, 2009, is hereby incorporated by reference.

ii. Amending Resolutions dated September 14, 2010, to the Amended
Declaration, pertaining to the Nationwide Alternatives Allocation Fund, previously filed as Exhibit EX-28.a.3. with the Trust’s Registration
Statement on Form N-1A, as filed with the SEC on September 16, 2011, is hereby incorporated by reference.

e. Copies of any new or amended Registrant investment advisory contracts;

i. Investment Advisory Agreement among the Trust and Nationwide Fund
Advisors (“NFA”) dated as of May 1, 2007, pertaining to certain series of the Trust currently managed by Nationwide Fund Advisors, previously filed as Exhibit EX-99.d.2. with the Trust’s Registration Statement on
Form N-1A, as filed with the SEC on June 14, 2007, is hereby incorporated by reference.

(a) Exhibit A, as amended February 25, 2011, to the Investment
Advisory Agreement among the Trust and NFA dated May 1, 2007, pertaining to the Nationwide Alternatives Allocation Fund, a series of the Trust currently managed by NFA, previously filed as Exhibit EX-28.D.1.a with the Trust’s Registration Statement on Form N-1A, as filed with the SEC on July 1, 2011, is hereby incorporated by reference.

ii. Subadvisory Agreement among the Trust, NFA and Goldman Sachs
Asset Management, L.P.  for the Nationwide Alternatives Allocation Fund,
a series of the Trust, dated March 22, 2011, previously filed as Exhibit
EX-28.D.3.i with the Trust’s Registration Statement on Form N-1A, as filed with the SEC on July 1, 2011, is hereby incorporated by reference.

iii. Subadvisory Agreement among the Trust, NFA and UBS Global Asset
Management (Americas) Inc. for the Nationwide International Value Fund,
a series of the Trust, dated July 19, 2011, previously filed as Exhibit
EX-28.D.3.k with the Trust’s Registration Statement on Form N-1A, as filed with the SEC on July 1, 2011, is hereby incorporated by reference.

f. n/a

g. n/a